UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation )	File Number)	Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Pro Forma Financial Information.

The purpose of this filing is to provide investors with unaudited pro forma condensed consolidated financial information in connection with the proposed merger of Enterprise GP Holdings L.P. (“EPE”) with a wholly owned subsidiary of Enterprise Products Partners L.P. (“EPD”) updated as of September 30, 2010.  Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed consolidated financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

▪	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2010;
▪	Unaudited pro forma condensed statement of consolidated operations for the nine months ended September 30, 2010;
▪	Unaudited pro forma condensed statement of consolidated operations for the year ended December 31, 2009; and
▪	Notes to unaudited pro forma condensed consolidated financial statements.

INVESTOR NOTICE

In connection with the proposed merger, EPD has filed a registration statement (Registration No. 333-169437), which includes a prospectus of EPD and a proxy statement of EPE and other materials, with the Securities and Exchange Commission (“SEC”).  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT / PROSPECTUS AND ANY OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EPD, EPE AND THE PROPOSED MERGER.  A definitive proxy statement / prospectus has been sent to security holders of EPE seeking their approval of the proposed merger.  Investors and security holders may obtain a free copy of the proxy statement / prospectus and other documents containing information about EPE, without charge, at the SEC’s website at www.sec.gov.

EPD, EPE and their respective general partners, and the directors and certain of the executive officers of the respective general partners, may be deemed to be participants in the solicitation of proxies from the unitholders of EPE in connection with the proposed merger.  Information about the directors and executive officers of the respective general partners of EPD and EPE is set forth in the proxy statement / prospectus, each partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, which were each filed with the SEC on March 1, 2010, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the source listed above.

Item 9.01  Financial Statement and Exhibits.

(d)           Exhibits.

Exhibit No.            Description

     99.1                 Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By: Enterprise Products GP, LLC,
its general partner

Date: November 9, 2010	By: /s/ Michael J. Knesek
Name: Michael J. Knesek
Title: Senior Vice President, Controller
and Principal Accounting Officer
of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.                      Description

     99.1                           Unaudited Pro Forma Condensed Consolidated Financial Statements.